MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Month                          August-00
Payment Date                   15th of each month
Convention                     Modified Following Business Day
Current Payment Date           15-Aug-00
Current Calculation Date       9-Aug-00
Previous Payment Date          17-Jul-00
Previous Calculation Date      11-Jul-00
--------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

---------------------------------------------------------------------------------------------
                                    Prior        Deposits     Withdrawals      Balance on
                                   Balance                                    Calculation Date
                                  11-Jul-00                                     9-Aug-00
---------------------------------------------------------------------------------------------
Expense Account                     691,123.56  3,510,769.87  (4,102,913.10)       98,980.33
Collection Account               25,393,848.68 19,035,856.12 (25,593,848.68)   18,835,856.12
Aircraft Purchase Account                    -             -              -                -
Liquidity Reserve cash balance   46,785,203.00  1,524,688.00              -    48,309,891.00
---------------------------------------------------------------------------------------------
Total                            72,870,175.24 24,071,313.99 (29,696,761.78)   67,244,727.45
---------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity
---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      691,123.56
Transfer from Collection Account on previous Payment Date                       3,307,296.95
Permitted Aircraft Accrual                                                                 -
Interim Transfer from Collection Account                                          200,000.00
Transfers from Aircraft Purchase Account                                                   -
Interest Income                                                                     3,472.92
Balance on current Calculation Date
 - Payments on previous payment date                                             (807,296.95)
 - Interim payments                                                            (3,295,616.15)
 - Other
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                                98,980.33
---------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

---------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                   25,393,848.68
Collections during period
 - Lease rentals                                                               16,525,363.32
 - Maintenance reserves                                                         2,133,185.02
 - Other leasing income                                                            11,561.80
 - Interest income                                                                365,745.98
 - Lease rental received in error                                                          -
 - Interim transfer to Expense A/C                                               (200,000.00)
Transfers from Aircraft Purchase Account                                                   -
Drawings under Credit or Liquidity Enhancement
Facilities                                                                                 -
Repayment of Drawings under Credit or Liquidity
Enhancement Facilities                                                                     -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                     (3,307,296.95)
 - Permitted Aircraft Modifications                                                        -
Net Swap payments on previous Payment Date                                       (218,266.67)
Aggregate Note Payments on previous Payment Date                              (21,868,285.06)
---------------------------------------------------------------------------------------------
Balance on current Calculation Date                                            18,835,856.12
---------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                               30,000,000.00
Cash Held
 - Accrued Expenses                                               98,980.33
 - Security Deposits                                          18,309,891.00    18,408,871.33
Morgan Stanley Facility                                                        30,000,000.00
ILFC Facility
   - Letter of Credit                                         20,000,000.00
   -Security Deposits                                         20,955,351.00    40,955,351.00
                                                                            -----------------
 Liquidity Reserve Amount                                                     119,364,222.33
                                                                            -----------------

Minimum Liquidity Reserve Amount                                               30,000,000.00
---------------------------------------------------------------------------------------------

                                   1 of 4

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Aug-00
Current Calculation Date               9-Aug-00
Previous Payment Date                  17-Jul-00
Previous Calculation Date              11-Jul-00

----------------------------------------------------------------------------------------------------------------

Balance in Collection Account                                                                     18,835,856.12
Liquidity Reserve Amount                                                                         119,364,222.33
                                                                                              ------------------
Available Collections                                                                            138,200,078.45
                                                                                              ==================

3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions

(I)          Required Expense Amount
              - Servicer Fee                                                       618,281.57
              - Administration Agent Fee                                            71,791.46
              - Other Service Providers                                             12,500.01
              - Accrued Expenses                                                 4,000,000.00
                                                                            ------------------
             Total Required Expense Amount                                                         4,702,573.04
(II) a)      Class A Interest but excluding Step-up                                                7,897,254.97
     b)      Swap Payments other than subordinated swap payments                                     (39,481.92)
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $30 m)                    30,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        976,400.07
(vi)         Class B Minimum principal payment                                                       387,988.83
(vii)        Class C Interest                                                                      1,012,987.50
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        797,500.00
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     89,364,222.33
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                             178,203.77
(xiv)        Class C Scheduled principal                                                              70,000.00
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        2,852,429.86
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                         138,200,078.45
             less collection Account Top Ups (iii) (b) and (xi) (b) above                        119,364,222.33
                                                                                              ------------------
                                                                                                  18,835,856.12
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                    15-Aug-00
Current Calculation Date                9-Aug-00
Previous Payment Date                   17-Jul-00
Previous Calculation Date               11-Jul-00
--------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

-----------------------------------------------------------------------------------------------------------------
                                          Subclass      Subclass      Subclass       Subclass             Total
Floating Rate Notes                          A-2          A-3           A-4             A-5              Class A

-----------------------------------------------------------------------------------------------------------------
Applicable LIBOR                             6.62625%     6.62625%       6.62625%        6.62625%
Applicable Margin                             0.3500%      0.5200%        0.5400%         0.5800%
Applicable Interest Rate                     6.97625%     7.14625%       7.16625%        7.20625%
Day Count                                     Act/360      Act/360        Act/360         Act/360
Actual Number of Days                              29           29             29              29
Interest Amount Payable                   1,232,224.25  3,338,886.81   1,154,562.50     2,171,581.41
Step-up Interest Amount Payable               NA           NA            NA              NA
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Total Interest Paid                      1,232,224.25   3,338,886.81    1,154,562.50    2,171,581.41        7,897,254.97
-----------------------------------------------------------------------------------------------------------------

Expected Final Payment Date                 15-Sep-05    15-Mar-02      15-Mar-03       15-Jun-08
Excess Amortization Date                    15-Apr-98    15-Mar-02      15-Mar-03       15-Apr-00
-----------------------------------------------------------------------------------------------------------------
Original Balance                        340,000,000.00  580,000,000.00  200,000,000.00  400,000,000.00
Opening Outstanding Principal Balance   219,266,466.04  580,000,000.00  200,000,000.00  374,085,859.92  1,373,352,325.96
                                                      --------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Extended Pool Factors                          78.80%      100.00%        100.00%         100.00%
Pool Factors                                   69.26%      100.00%        100.00%          93.96%
-----------------------------------------------------------------------------------------------------------------
Extension Amount                                    -            -              -               -
Pool Factor Amount                                  -            -              -               -
Surplus Amortization                     1,054,082.35            -              -       1,798,347.51
-----------------------------------------------------------------------------------------------------------------
Total Principal Distribution Amount      1,054,082.35            -              -       1,798,347.51        2,852,429.86
-----------------------------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
-----------------------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance   218,212,383.69  580,000,000.00  200,000,000.00  372,287,512.41  1,370,499,896.10
-----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

--------------------------------------------------------------------------------
                                          Subclass      Subclass       Total
Floating Rate Notes                          B-1          B-2         Class B

--------------------------------------------------------------------------------
Applicable LIBOR                              6.6263%        6.6263%
Applicable Margin                             0.6500%        1.0500%
Applicable Interest Rate                     7.27625%       7.67625%
Day Count                                     Act/360        Act/360
Actual Number of Days                              29             29
Interest Amount Payable                    512,626.63     463,773.44
Step-up Interest Amount Payable               NA             NA
----------------------------------------------------------------------------------
Total Interest Paid                        512,626.63      463,773.44      976,400.07
----------------------------------------------------------------------------------

Expected Final Payment Date                 15-Mar-13      15-Mar-07
Excess Amortization Date                    15-Apr-98      15-Mar-07
----------------------------------------------------------------------------------
Original Balance                        100,000,000.00  75,000,000.00
Opening Outstanding Principal Balance    87,457,699.92  75,000,000.00  162,457,699.92
                                                      ----------------------------
----------------------------------------------------------------------------------
Extended Pool Factors                          94.45%      100.00%
Pool Factors                                   90.42%      100.00%
----------------------------------------------------------------------------------
Extension Amount                                    -            -
Pool Factor Amount                                  -            -
Surplus Amortization                       566,192.60            -
----------------------------------------------------------------------------------
Total Principal Distribution Amount        566,192.60            -         566,192.60
----------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
----------------------------------------------------------------------------------
Closing Outstanding Principal Balance   86,891,507.32   75,000,000.00  161,891,507.32
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------                ---------------
                                          Subclass      Subclass        Total                        Subclass
Fixed Rate Notes                             C-1           C-2         Class C                          D-1

----------------------------------------------------------------------------------                ---------------
Applicable Interest Rate                     6.90000%        9.60000%                                   8.70000%
Day count                                    30 / 360        30 / 360                                   30 / 360
Number of Days                                     30              30                                         30
Interest Amount Payable                    572,987.50      440,000.00                                 797,500.00
----------------------------------------------------------------------------------                ---------------
Total Interest Paid                        572,987.50      440,000.00    1,012,987.50                 797,500.00
----------------------------------------------------------------------------------                ---------------
Expected Final Payment Date                 15-Mar-13    15-Oct-16                                     15-Mar-14
Excess Amortization Date                    15-Mar-13    15-Oct-16                                     15-Mar-10
Original Balance                       100,000,000.00   55,000,000.00                             110,000,000.00
Opening Outstanding Principal Balance   99,650,000.00   55,000,000.00  154,650,000.00             110,000,000.00
----------------------------------------------------------------------------------                ---------------
Extended Pool Factors                         100.00%         100.00%                                    100.00%
Expected Pool Factors                          99.58%         100.00%                                    100.00%
----------------------------------------------------------------------------------                ---------------
Extended Amount                                     -            -                                             -
Expected Pool Factor Amount                 70,000.00            -                                             -
Surplus Amortization                                -            -

----------------------------------------------------------------------------------                ---------------
Total Principal Distribution Amount         70,000.00            -          70,000.00                          -
----------------------------------------------------------------------------------                ---------------
Redemption Amount                                   -            -                                             -
- amount allocable to principal                     -            -                                             -
- amount allocable to premium                       -            -                                             -
----------------------------------------------------------------------------------                ---------------
Closing Outstanding Principal Balance   99,580,000.00   55,000,000.00  154,580,000.00              110,000,000.00
----------------------------------------------------------------------------------                ---------------

-----------------------------------------------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                           15-Aug-00
Current Calculation Date                        9-Aug-00
Previous Payment Date                          17-Jul-00
Previous Calculation Date                      11-Jul-00
--------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period               15-Aug-00
End of Interest Accrual Period                 15-Sep-00
Reference Date                                 13-Sep-00

----------------------------------------------------------------------------------------------------------------------------

                                                A-2           A-3          A-4          A-5         B-1           B-2

----------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                6.61875%      6.61875%     6.61875%    6.61875%     6.61875%       6.61875%
Applicable Margin                                0.3500%       0.5200%      0.5400%     0.5800%      0.6500%        1.0500%
Applicable Interest Rate                         6.9688%       7.1388%      7.1588%     7.1988%      7.2688%        7.6688%
Actual Pool Factor                                64.18%       100.00%      100.00%      93.07%       86.89%        100.00%

----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

Fixed Rate Notes                                C-1           C-2          D-1

------------------------------------------------------------------------------------

Actual Pool Factor                                99.58%       100.00%      100.00%

------------------------------------------------------------------------------------

------------------------------------------------------------------------------------

6. Payments per $ 100,000 Initial Outstanding Principal Balance of Notes

----------------------------------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                         A-2           A-3          A-4          A-5         B-1           B-2

----------------------------------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance          64,490.14    100,000.00   100,000.00   93,521.46    87,457.70     100,000.00
Total Principal Payments                          310.02             -            -      449.59       566.19              -
Closing Outstanding Principal Balance          64,180.11    100,000.00   100,000.00   93,071.88    86,891.51     100,000.00

Total Interest                                    362.42        575.67       577.28      542.90       512.63         618.36
Total Premium                                    0.0000%       0.0000%      0.0000%     0.0000%      0.0000%        0.0000%

----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------

(b) Fixed Rate Notes                     C-1           C-2          D-1

-----------------------------------------------------------------------------

Opening Outstanding Principal Balance   99,650.00    100,000.00   100,000.00
Total Principal Payments                    70.00             -            -
Closing Outstanding Principal Balance   99,580.00    100,000.00   100,000.00

Total Interest                             572.99        800.00       725.00
Total Premium                                   -             -            -

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Cumulative Performance to Date - March 15, 2000 to June 15, 2000                                  MORGAN STANLEY AIRCRAFT FINANCE

                                                                                                       All amounts in millions
                                                                                                             of US dollars
-------------------------------------------------------------------------------------------          ---------------------------
                                                                                                       unless otherwise stated
                                                  Mar-00  Apr-00  May-00   Jun-00   Jul-00   Aug-00      Cumulative to Date
                                                                                                       Actual Basecase  Variance
-------------------------------------------------------------------------------------------          ---------------------------
                      CASH COLLECTIONS
[1]                   Lease Rentals                        26.3    18.2     22.7     16.9     18.2     102.3   102.3       0.0
[2]                   - Renegotiated Leases                   -       -        -        -        -         -       -         -
[3]                   - Rental Resets                              (0.1)     0.0      0.0      0.0      (0.0)      -      (0.0)
                                                           ---------------------------------------   ---------------------------
[4] Sum of [1].[3]    Contracted Lease Rentals             26.3    18.1     22.7     17.0     18.2     102.3   102.3      (0.0)
                                                                                                           -
[5]                   Movement in Current Arrears Balance  (1.7)   (0.5)    (0.5)     2.1     (1.2)     (1.8)      -      (1.8)
                      less Net Stress-related Costs
[6]                   - Bad Debts                             -       -        -        -        -        -                  -
[7]                   - Security Deposits Drawn Down          -       -        -        -        -        -                  -
[8]                   - Restructured Arrears                  -       -        -        -        -        -                  -
[9]                   - AOG                                (0.4)   (0.3)    (0.8)    (0.5)    (0.5)    (2.6)              (2.6)
[10]                  - Other Leasing Income                  -    (0.6)     0.7      4.2      0.1      4.4                4.4
[11]                  - Repossession Costs                    -    (0.1)    (0.1)    (0.1)    (0.1)    (0.4)              (0.4)
                                                           ---------------------------------------   ---------------------------
[12] Sum of [6].[11]  sub-total                            (0.4)   (1.0)    (0.2)     3.6     (0.6)     1.4     (4.6)      6.0
                                                                                                          -
[13] [4]+[5]+[12]     Net2Lease Rentals                    24.2    16.6     22.1     22.7     16.4    101.9     97.7       4.2
[14]                  Interest Earned                       0.2     0.3      0.3      0.3      0.4      1.5      1.0       0.6
[15]                  Drawings from Expense Account                                   2.0      3.1      5.1        -       5.1
                      Maintenance Receipts                  1.9     2.1      2.4      2.3      2.1     10.9        -      10.9
                      Maintenance Payments                 (0.1)   (5.2)    (3.4)    (2.0)    (3.0)   (13.7)       -     (13.7)
                                                           ---------------------------------------   ---------------------------
[16]                  Net Maintenance                       1.8    (3.1)    (1.0)     0.3      0.9     (2.8)       -      (2.8)
[17] Sum of [13].[16] Total Cash Collections               26.3    13.8     21.3     25.4     19.0    105.8     98.7       7.1
--------------------------------------------------------------------------------------------------   ---------------------------
                      CASH EXPENSES
                      Aircraft Operating Expenses
[18]                  - Insurance                          (0.2)   (0.1)                       0.1     (0.4)
[19]                  - Re-leasing and other overheads     (0.1)            (0.5)                -     (0.6)
                                                           ---------------------------------------   ---------------------------
[20] [18]+[19]        subtotal                             (0.3)   (0.1)    (0.5)       -     (0.1)    (1.0)    (0.8)     (0.2)
                      SG&A Expenses
[21]                  Aircraft Servicer Fees
                      - Base Fee                           (0.2)   (0.2)    (0.2)    (0.2)    (0.2)    (1.1)
                      - Rent Collected Fee                 (0.3)   (0.2)    (0.3)    (0.3)    (0.2)    (1.3)
                      - Rent Contracted Fee                (0.2)   (0.2)    (0.2)    (0.2)    (0.2)    (0.9)
                      - Incentive Fee                         -       -        -                 -        -
                                                           ---------------------------------------   ---------------------------
                      sub-total                            (0.7)   (0.6)    (0.7)    (0.7)    (0.6)    (3.3)   (3.5)      0.2
[22]                  Other Servicer Fees                  (0.8)   (0.1)    (0.1)    (0.1)    (0.1)    (1.2)   (0.8)     (0.4)
                                                           ---------------------------------------   ---------------------------
[23] [21]+[22]        subtotal                             (1.5)   (0.7)    (0.8)    (0.8)    (0.8)    (4.5)   (4.3)     (0.2)
[24] [20]+[23]        Total Cash Expenses                  (1.8)   (0.8)    (1.3)    (0.8)    (0.9)    (5.5)   (5.1)     (0.4)
--------------------------------------------------------------------------------------------------   ---------------------------
                      NET CASH COLLECTIONS
[25] [17]             Total Cash Collections               26.3    13.8     21.3     25.4     19.0    105.8    98.7       7.1
[26] [24]             Total Cash Expenses                  (1.8)   (0.8)    (1.3)    (0.8)    (0.9)    (5.5)   (5.1)     (0.4)
[27]                  Accrued Expenses                                               (2.5)    (4.0)    (6.5)      -      (6.5)
[28]                  Interest Payments                   (11.3)   (9.8)   (11.3)   (11.7)   (10.7)   (54.8)  (52.0)     (2.8)
[29]                  Swap Payments                        (0.6)   (0.8)    (0.1)    (0.2)     0.0     (1.7)   (4.3)      2.6
[30]                  Exceptional Item                        -       -        -        -        -        -                 -
                                                           ---------------------------------------   ---------------------------
[31] Sum of [25].[30] TOTAL                                12.6     2.4      8.7     10.2      3.5     37.3    37.2       0.1
                                                           =======================================   ===========================
--------------------------------------------------------------------------------------------------   ---------------------------
[32]                  PRINCIPAL PAYMENTS
                      subclass A2                           1.1     0.1      1.0      3.2      1.1      6.4     7.2      (0.8)
                      subclass A3                             -       -        -        -        -        -       -         -
                      subclass A4                             -       -        -        -        -        -       -         -
                      subclass A5                          10.9     1.6      7.1      6.3      1.8     27.7    26.9       0.8
                      subclass B1                           0.6     0.6      0.6      0.6      0.6      2.9     2.8       0.1
                      subclass B2                             -       -        -        -        -        -       -         -
                      subclass C1                             -     0.1      0.1      0.1      0.1      0.3     0.3      (0.0)
                      subclass C2                             -       -        -        -        -        -                 -
                      subclass D1                             -       -        -        -        -        -       -         -
                      Total                                12.6     2.4      8.7     10.2      3.5     37.3    37.2       0.1
                                                           =======================================  ===========================
--------------------------------------------------------------------------------------------------  ---------------------------
                      Debt Balances
                      subclass A2               224.7     223.6   223.5    222.5    219.3    218.3    218.3   217.4      (0.8)
                      subclass A3               580.0     580.0   580.0    580.0    580.0    580.0    580.0   580.0         -
                      subclass A4               200.0     200.0   200.0    200.0    200.0    200.0    200.0   200.0         -
                      subclass A5               400.0     389.1   387.5    380.4    374.1    372.3    372.3   373.1       0.8
                      subclass B1                89.7      89.1    88.5     87.9     87.4     86.8     86.8    86.9       0.1
                      subclass B2                75.0      75.0    75.0     75.0     75.0     75.0     75.0    75.0         -
                      subclass C1                99.9      99.9    99.8     99.8     99.7     99.6     99.6    99.6
                      subclass C2                55.0      55.0    55.0     55.0     55.0     55.0     55.0    55.0         -
                      subclass D1               110.0     110.0   110.0    110.0    110.0    110.0    110.0   110.0         -
                      TOTAL                   1,834.3   1,821.7 1,819.3  1,810.5  1,800.5  1,797.0  1,797.0 1,797.0       0.1

(Table to be continued)

(Table continued)


                                                            Dollar amounts expressed as
                                                                   a percentage
----------------------------------------------------------- ---------------------------
                                                            2000 Base Case Lease Rentals
                                                                Cummlative to Date
                                                            Actual  Basecase  Variance
----------------------------------------------------------- ---------------------------
                      CASH COLLECTIONS
[1]                   Lease Rentals                         100.0%   100.0%    0.0%
[2]                   - Renegotiated Leases
[3]                   - Rental Resets                         0.0%             0.0%
                                                            ---------------------------
[4] Sum of [1].[3]    Contracted Lease Rentals              100.0%   100.0%    0.0%

[5]                   Movement in Current Arrears Balance    -1.7%            -1.7%
                      less Net Stress-related Costs
[6]                   - Bad Debts                            0.0%
[7]                   - Security Deposits Drawn Down         0.0%
[8]                   - Restructured Arrears                 0.0%
[9]                   - AOG                                 -2.5%
[10]                  - Other Leasing Income                 4.3%
[11]                  - Repossession Costs                  -0.4%
                                                            ---------------------------
[12] Sum of [6].[11]  sub-total                              1.4%     -4.5%    5.9%

[13] [4]+[5]+[12]     Net2Lease Rentals                     99.6%     95.5%    4.1%
[14]                  Interest Earned                        1.5%      0.9%    0.6%
[15]                  Drawings from Expense Account          5.0%      0.0%    5.0%
                      Maintenance Receipts                  10.6%      0.0%   10.6%
                      Maintenance Payments                 -13.4%      0.0%  -13.4%
                                                            ---------------------------
[16]                  Net Maintenance                       -2.8%      0.0%   -2.8%
[17] Sum of [13].[16] Total Cash Collections               103.4%     96.4%    7.0%
----------------------------------------------------------- ---------------------------
                      CASH EXPENSES
                      Aircraft Operating Expenses
[18]                  - Insurance                           -0.4%             -0.4%
[19]                  - Re-leasing and other overheads      -0.5%             -0.5%
                                                            ---------------------------
[20] [18]+[19]        subtotal                              -1.0%     -0.8%   -0.2%
                      SG&A Expenses
[21]                  Aircraft Servicer Fees
                      - Base Fee                            -1.1%
                      - Rent Collected Fee                  -1.2%
                      - Rent Contracted Fee                 -0.9%
                      - Incentive Fee                        0.0%
                                                            ---------------------------
                      sub-total                             -3.2%     -3.4%    0.2%
[22]                  Other Servicer Fees                   -1.2%     -0.8%   -0.4%
                                                            ---------------------------
[23] [21]+[22]        subtotal                              -4.4%     -4.2%   -0.2%
[24] [20]+[23]        Total Cash Expenses                   -5.4%     -5.0%   -0.4%
----------------------------------------------------------- ---------------------------
                      NET CASH COLLECTIONS
[25] [17]             Total Cash Collections               103.4%     96.4%    7.0%
[26] [24]             Total Cash Expenses                   -5.4%     -5.0%   -0.4%
[27]                  Accrued Expenses                      -6.4%      0.0%   -6.4%
[28]                  Interest Payments                    -53.5%    -50.8%   -2.7%
[29]                  Swap Payments                         -1.6%     -4.2%    2.6%
[30]                  Exceptional Item                       0.0%      0.0%    0.0%
                                                            ---------------------------
[31] Sum of [25].[30] TOTAL                                 36.5%     36.4%    0.1%
                                                            ===========================
----------------------------------------------------------- ---------------------------
[32]                  PRINCIPAL PAYMENTS
                      subclass A2                            6.3%      7.1%   -0.8%
                      subclass A3                            0.0%      0.0%    0.0%
                      subclass A4                            0.0%      0.0%    0.0%
                      subclass A5                           27.1%     26.3%    0.8%
                      subclass B1                            2.9%      2.8%    0.1%
                      subclass B2                            0.0%      0.0%    0.0%
                      subclass C1                            0.3%      0.3%    0.0%
                      subclass C2                            0.0%      0.0%    0.0%
                      subclass D1                            0.0%      0.0%    0.0%
                      Total                                 36.5%     36.4%    0.1%
                                                            ============================
----------------------------------------------------------- ---------------------------


-------------------------------------------------------------------------------------------------------------------
      Note:              Report Line Name              Description

-------------------------------------------------------------------------------------------------------------------

                         CASH COLLECTIONS
  [1]                     Lease Rentals                Assumptions per the March 1998 Prospectus
  [2]                      - Renegotiated Leases       Change in contracted rental cash flow caused by a
                                                       renegotiated lease
  [3]                      - Rental Resets             Re-leasing events where new lease rate deviated from the
                                                       1998 Base Case
  [4] Sum of [1]....[3]   Contracted Lease Rentals     Current Contracted Lease Rentals due as at the latest
                                                       Calculation Date

  [5]                    Movement in Current
                          Arrears Balance              Current contracted lease rentals not received as at the
                                                       latest Calculation Date, excluding Bad debts

                         less Net Stress related
                          Costs
  [6]                      - Bad debts                 Arrears owed by former lessees and deemed irrecoverable.
  [7]                      - Capitalised arrears       Current arrears that have been capitalised and
                                                       restructured as a Note Payable.
  [8]                      - Security deposits drawn
                             down                      Security deposits received following a lesse default
  [9]                      - AOG                       Lost of rental due to an aircraft being off-lease and
                                                       non-revenue earning
             [10]          - Other Leasing Income      Includes lease termination payments, rental guarantees
                                                       and late payments charges
             [11]          - Repossession              Legal and technical costs incurred in repossessing aircraft.
 [12] Sum of  [6]....[11]  sub-total

 [13] [4]+[5]+[12]       Net Lease Rentals             Contracted Lease Rentals less Movement in Current Arrears
                                                       Balance and Net Stress related costs

 [14]                    Interest Earned               Interest earned on monthly cash balances
 [15]                    Net Maintenance               Maintenance Revenue Reserve received less and reimbursements to lessees.
 [16] Sum of [13]...[15] Total Cash Collections        Net Lease Rentals + Interest Earned + Net Maintenance

-------------------------------------------------------------------------------------------------------------------

                         CASH EXPENSES
                         Aircraft Operating Expenses All operational costs
related to the leasing of aircraft.
 [17]                    - Insurance                   Premium for contingent insurance policies
 [18]                    - Re-leasing and other        Costs associated transferring an aircraft from one lessee to another
 [19]  [17]+[18]         subtotal

                         SG&A Expenses
 [20]                    Aircraft Servicer Fees        Monthly and annual fees paid to Aircraft Servicer
                         - Base Fee                    Fixed amount per month per aircraft
                         - Rent Contracted Fee         1.00% of rental contracted for the month
                         - Rent Collected Fee          1.25% of rental received for the month
                         - Incentive Fee               Annual fee paid to Servicer for performance above an annually agreed target
 [21]     [20]           subtotal
 [22]                    Other Servicer Fees           Administrative Agent, trustee and professional fees paid to other service providers.
 [23]  [21]+[22]         subtotal

 [24]  [19]+[23]         Total Cash Expenses           Aircraft Operating Expenses + SG&A Expenses

--------------------------------------------------------------------------------

                         NET CASH COLLECTIONS
 [25]     [16]           Total Cash Collections        line 16 above
 [26]     [24]           Total Cash Expenses           line 24 above
 [27] Interest Payments Interest paid on all outstanding debt
 [28] Swap payments Net swap payments (paid) /received
 [29] Proceeds from Aircraft Sales Proceeds, net of fees and expenses, from the sale of aircraft
 [30] Sum of [25]...[29] Exceptional Items Includes adjustment for aircraft included in the 1998 Basecase but not acquired by MSAF
                         TOTAL
--------------------------------------------------------------------------------
 [31]


--------------------------------------------------------------------------------
        Coverage Ratios                                                 2000
                                Closing            Actual             Base Case
--------------------------------------------------------------------------------

        Net Cash Collections                      37.3                 37.2
        Add Back Interest                         54.8                 52.0
        -----------------
        Add Back Swap Payments                     1.7                  4.3
        ----------------------
a       Net Cash Collections                      93.8                 93.6

b       Swaps                                      1.7                  4.3
c       Class A Interest                          40.7                 38.2
d       Class A Minimum                            5.6                  4.8
e       Class B Interest                           5.1                  4.7
f       Class B Minimum                            2.2                  2.3
g       Class C Interest                           5.1                  5.1
h       Class C Minimum                              -                    -
I       Class D Interest                           4.0                  4.0
j       Class D Minimum                              -                    -
k       Class A Scheduled                          1.2                  0.1
l       Class B Scheduled                          0.5                  0.6
m       Class C Scheduled                          0.3                  0.3
n       Class D Scheduled                            -                    -
o       Permitted Aircraft Modifications             -                    -
p       Class A Supplemental                      27.4                 29.1
                                              ---------            ---------
        Total                                     93.8                 93.6
                                              ---------            ---------

  [1]   Interest Coverage Ratio
        Class A                                   2.21                 2.20
        Class B                                   1.77                 1.80
        Class C                                   1.55                 1.57
        Class D                                   1.46                 1.48

  [2]   Debt Coverage Ratio
        Class A                                   1.43                 1.47
        Class B                                   1.42                 1.46
        Class C                                   1.41                 1.45
        Class D                                   1.41                 1.45

        Loan-to-Value Ratios

                                  -----------------------------------------------------------------------------------
                                    2000 Base Case               Actual                    2000 Base Case
                                      15-Mar-00                 15-Aug-00                    15-Aug-00
                                  -----------------------------------------------------------------------------------
  [3]   Assumed Portfolio Value        2,000.9                   1,966.3                       1,966.3

        Liquidity Reserve Amount
        Cash                              30.0                      30.0                          30.0
          - Accrued Expenses               6.0                       4.1                           4.1
          - Security Deposits              7.1                      18.3                          18.3
                                  -------------            --------------               ---------------
        subtotal cash                     43.1                      52.4                          52.4
         Letters of Credit                82.1                      71.0                          71.0
                                  -------------            --------------               ---------------
        Total Liquidity Reserve          125.2                     123.4                         123.4

  [4]   Total Asset Value              2,126.1                   2,089.7                       2,089.7

        Note Balance
        Class A                        1,404.7       66.1%       1,370.5          65.6%        1,370.6         65.6%
        Class B                          164.7       73.8%         161.9          73.3%          161.9         73.3%
        Class C                          154.9       81.1%         154.6          80.7%          154.6         80.7%
        Class D                          110.0       86.3%         110.0          86.0%          110.0         86.0%
                                  -------------            --------------               ---------------
        Total                          1,834.3                   1,797.0                       1,797.1
---------------------------------------------------------------------------------------------------------------------------------


[1] Interest Coverage Ratio is equal to Net Cash Collections, before Interest and swap payments, expressed as a ratio of the swap costs and interest payable on each subclass of Notes plus the interest and minimum principal payments payable on each subclass of Notes that rank senior in priority of payment to the relevant subclass of Notes.

[2] Debt Service Ratio is equal to Net Cash Collections before interest and swap payments, expressed as a ratio of the interest and minimum and scheduled principal payments payable on each subclass of Notes plus the interest and minimum and scheduled principal payments payable on each subclass of Notes that ranks equally with or senior to the relevant subclass of Notes in the priority of payments.

[3] Assumed Portfolio Value represents the Inital Appraised Value of each aircraft in the Portfolio multipled by the Depreciation Factor at Calculation date divided by the Depreciation Factor at Closing date.

[4] Total Asset Value is equal to Total Portfolio Value plus Liquidity Reserve Amount.